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Exhibit 1
                       Schedule 13D Joint Filing Agreement

         The undersigned and each other person executing this joint filing agreement (this "Agreement") agree as follows:

         The undersigned and each other person executing this Agreement are responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of the undersigned or any other person executing this Agreement is responsible for the completeness or accuracy of the information statement concerning any other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

         In Witness Whereof, the undersigned have caused this Agreement to be signed as of the date set forth below.

Date: August 6, 2001


                                            David Sutherland-Yoest
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Sherry Sutherland-Yoest
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Christina Sutherland-Yoest
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


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                                            Don A. Sanders
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            ENVIRONMENTAL OPPORTUNITIES
                                            FUND II, L.P.


                                            By:  Fund II Mgt. Co., LLC
                                                 ---------------------


                                            By:  /s/ Bruce R. McMaken
                                                 ------------------------------
                                                 Name:  Bruce R. McMaken
                                                 Title:    Manager


                                            ENVIRONMENTAL OPPORTUNITIES
                                            FUND II (INSTITUTIONAL), L.P.


                                            By:  Fund II Mgt. Co., LLC
                                                 ---------------------


                                            By:  /s/ Bruce R. McMaken
                                                 ------------------------------
                                                 Name:  Bruce R. McMaken
                                                 Title:    Manager


                                            GWD MANAGEMENT INC.


                                            By:  Gary W. DeGroote, President
                                                 /s/ Bruce R. McMaken
                                                 ------------------------------
                                                 Name:  Bruce R. McMaken
                                                 Title: Attorney-in-Fact


                                            Michael G. DeGroote
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


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                                            George E. Matelich
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Philip E. Berney
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Frank K. Bynum, Jr.
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            James J. Connors II
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Michael B. Lazar
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Frank J. Loverro
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Howard A. Matlin
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Church M. Moore
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact

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                                         Frank T. Nickell
                                         /s/ Bruce R. McMaken
                                         -----------------------------------
                                         Name:  Bruce R. McMaken
                                         Title: Attorney-in-Fact


                                         Thomas R. Wall, IV
                                         /s/ Bruce R. McMaken
                                         -----------------------------------
                                         Name:  Bruce R. McMaken
                                         Title: Attorney-in-Fact


                                         3242757 CANADA INC.


                                         By: Lucien Remillard, President
                                             /s/ Bruce R. McMaken
                                             -------------------------------
                                             Name:  Bruce R. McMaken
                                             Title: Attorney-in-Fact


                                         ARGENTUM CAPITAL PARTNERS II, L.P.


                                          By: Argentum Capital Partners II, LLC,
                                                its General Partner


                                          By: Argentum Investments, LLC,
                                                its Managing Member


                                          By: Walter H. Barandiaran,
                                              Managing Member
                                              /s/ Bruce R. McMaken
                                              ---------------------------------
                                              Name:  Bruce R. McMaken
                                              Title: Attorney-in-Fact


                                          Michael J. Verrochi
                                          /s/ Bruce R. McMaken
                                          -------------------------------------
                                          Name:  Bruce R. McMaken
                                          Title: Attorney-in-Fact

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                                            Francesco Galesi
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Robert F. Irwin, IV
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            John A. Pinto
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Paul Thompson III
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Thomas E. Durkin, III
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Gene A. Meredith
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Richard A. Hansen
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact

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                                            Robert E. Cawthorn
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            Peter J. Roselle
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact


                                            David J. Feals
                                            /s/ Bruce R. McMaken
                                            -----------------------------------
                                            Name:  Bruce R. McMaken
                                            Title: Attorney-in-Fact